FEG Absolute Access Fund I LLC

Schedule of Investments

December 31, 2020

(unaudited)

Fair Value
Investment in FEG Absolute Access Fund LLC (1) - 134.8%	$142,528,635
Liabilities in excess of other assets - (34.8%)	(36,795,157)
Total Members' Capital - 100.0%	$105,733,478

(1)	Invests the majority of its assets in FEG Absolute Access Fund LLC

The Schedule of Investments of FEG Absolute Access Fund LLC is included below.

FEG Absolute Access Fund LLC

Schedule of Investments

December 31, 2020

(unaudited)

Investment Name	Original Acquisition Date	Cost	Fair Value	Percentage of Members’ Capital	Withdrawals Permitted (1)	Redemption Notice Period (1)
Investments in Portfolio Funds: (2)
United States:
Multi-Strategy: (3)
CVI Global Value Fund A, L.P., Class H(4)	5/2008	$2,660	$11,171	0.0	Quarterly (6)	120 days
Eton Park Fund, L.P., Class B(4)	6/2009	14,422	20,232	0.0	Quarterly	65 days
Farallon Capital Partners, L.P.(4)	4/2008	35,567	29,718	0.0	Annually (5)	60 days
GSO Special Situations Fund, L.P.(4)	4/2008	8,119	34,949	0.1	Semi-Annually (5)	90 days
Indaba Capital Partners, L.P.	6/2019	6,659,497	7,862,336	7.2	Quarterly	90 days
Junto Capital Partners, L.P.	11/2018	8,090,519	9,701,642	8.9	Quarterly(7)	45 days
Lion Point Associates, L.P.	2/2018	2,666,667	3,328,908	3.1	Semi-Annually	60 days
Nut Tree Onshore Fund, L.P.	6/2019	1,494,065	1,784,824	1.7	Quarterly	75 days
Sculptor Asia Domestic Partners, L.P.(4)	4/2013	470,800	768,224	0.7	Quarterly (5)	45 days
Securis Event Fund (US), L.P.	12/2017	357,296	419,602	0.4	Semi-Annually	60 days
Stark Investments, L.P., Class A (4)	1/2010	143,845	144,863	0.1	Quarterly	90 days
Total United States:		19,943,457	24,106,469	22.2
Cayman Islands:
Multi-Strategy: (3)
Highfields Capital, Ltd.(4)	12/2014	802,785	557,747	0.5	Annually (8)	60 days
Myriad Opportunities US Fund, Limited(4)	11/2017	137,879	151,660	0.1	Quarterly (5)	60 days
Nut Tree Offshore Fund, Ltd.	1/2019	2,152,819	2,686,876	2.5	Quarterly (5)	75 days
Total Cayman Islands:		3,093,483	3,396,283	3.1

Total Investments in Portfolio Funds		$23,036,940	$27,502,752	25.3%

FEG Absolute Access Fund LLC

Schedule of Investments (continued)

Investment Name	Cost	Fair Value	Percentage of Members’ Capital
Short-term investments:
United States:
Money market fund:
Fidelity Investments Money Market Treasury Funds Portfolio - Class I, 0.01% (9)	$21,119,639	$21,119,639	19.4%
Total Short-term investments:	21,119,639	21,119,639	19.4
Total Investments in Portfolio Funds and Short-Term investments	$44,156,579	48,622,391	44.7

Other assets less liabilities		60,243,297	55.3

Members’ capital		$108,865,688	100.0%

(1)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions.
(2)	Non-income producing.
(3)	Absolute return managers, while often investing in the same asset classes as traditional investment managers, do so in a market neutral framework that attempts to arbitrage pricing discrepancies or other anomalies that are unrelated to general market moves. Absolute return strategies are designed to reduce exposure to the market risks that define the broad asset classes and therefore should be viewed as a separate absolute return or diversifying strategy category for asset allocation purposes. An allocation to absolute return strategies can add a potentially valuable element of diversification to a portfolio of traditional investments and can be used by investors as a way to manage the total market risk of their portfolios. Examples of individual strategies that generally fall into this absolute return category include merger arbitrage, fixed income arbitrage, equity market neutral, convertible arbitrage, relative value arbitrage, and other event-driven strategies.
(4)	All or a portion of these investments are held in side-pockets. Such investments generally cannot be withdrawn until removed from the side-pocket, the timing of which cannot be determined.
(5)	Withdrawals from this Portfolio Fund are permitted after a one-year lockup period from the date of the initial investment.
(6)	Withdrawals from this Portfolio Fund are permitted after a two-year lockup period from the date of the initial investment.
(7)	Withdrawals from this Portfolio Fund are permitted after a three-month lockup period from the date of the initial investment with 12 1/2%, 14 1/7%, 16 2/3%, 20%, 25%, 33 1/3%, 50%, and 100% of the total investment becoming eligible for redemption each successive three-month period.
(8)	Withdrawals from this Portfolio Fund are permitted after a three-year lockup period from the date of the initial investment.
(9)	The rate shown is the annualized 7-day yield as of December 31, 2020.

Type of Investment as a Percentage of Total Members' Capital (Unaudited):

FEG Absolute Access Fund I LLC (the “Fund”) invests through its investment in FEG Absolute Access Fund LLC (the “Master Fund”). Prior to January 11, 2016, the Fund invested all or substantially all of its assets in the FEG Absolute Access TEI Fund LDC (the "Offshore Fund"), a Cayman Islands limited duration company with the same investment objective as the Fund, which then invested in FEG Absolute Access Fund. As of January 11, 2016, the Offshore Fund was dissolved, resulting in the Fund investing directly in FEG Absolute Access Fund. The Fund records its investment in FEG Absolute Access Fund at fair value which is represented by the Fund’s units held in FEG Absolute Access Fund valued at their per unit net asset value. Valuation of investment funds and other investments held by the Master Fund is discussed in the notes to FEG Absolute Access Fund’s financial statements. The performance of the Fund is directly affected by the performance of FEG Absolute Access Fund. The Schedule of Investments for the Master Fund is included in this filing. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

For periods prior to January 1, 2015, the Fund, as a limited liability company, was classified as a partnership for federal tax purposes. Accordingly, no provision for federal income taxes was required. Components of net assets reflected in the Statement of Assets and Liabilities are reported on a tax basis, removing historical information prior to January 1, 2015.

Effective January 1, 2015, the Fund elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to its investors. Taxable income consists generally of net investment income and net capital gains. The Fund intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes.

As of March 31, 2020, the federal tax cost of investments and unrealized appreciation/(depreciation) were as follows:

Gross unrealized appreciation	$-
Gross unrealized depreciation	(24,903,957)
Net unrealized depreciation	$(24,903,957)
Cost of investments	$181,744,855